THE OFFIT VARIABLE INSURANCE FUND, INC.
(the "Company")


Supplement dated January 2, 2001 to the
Statements of Additional Information of the Company each dated April 30, 2000



The following information replaces and supersedes any contrary information contained in the Company's Statements of Additional Information with respect to the ownership of the current Distributor.

The first three sentences of the first paragraph under the heading "Distributor" are deleted and replaced with the following:

"OFFIT Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC Distributors, Inc. with its principal office at 3200 Horizon Drive, King of Prussia, PA 19406, distributes the shares of the Company."

All references to Provident Distributors, Inc. in the Statement of Additional Information are hereby replaced with PFPC Distributors, Inc.





INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.